================================================================================
================================================================================


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                        ---------------------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15 (d)
                   OF THE SECURITIES AND EXCHANGE ACT OF 1934

                        ---------------------------------


Date of Report  April 29, 1999
                --------------

             First Union Real Estate Equity and Mortgage Investments
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

          Ohio                         1-6249                    34-6513657
---------------------------    ------------------------      -------------------
State or other jurisdiction    (Commission File Number)       (I.R.S. Employer
                                                             Identification No.)

     Suite 1900, 55 Public Square
            Cleveland, Ohio                                      44113-1937
---------------------------------------                          ----------
(Address of principal executive offices)                         (Zip Code)



Registrant's telephone number, including area code:            (216) 781-4030
                                                               ---------------


--------------------------------------------------------------------------------

Former name or former address, if changed since last report.


Total number of pages in report 2.

ITEM 5.  OTHER EVENTS
         ------------

         First Union Real Estate Equity and Mortgage Investments (the "Company") has entered into amendments to its (1) Amended and Restated Credit Agreement, dated as of November 1, 1997, among the Company, First Union Management, Inc., the lenders party thereto, and National City Bank, as Administrative Agent for the lenders, (2) Fixed Rate Loan Agreement, dated as of August 11, 1998, among the Company, BankBoston, N.A., Wellsford Capital and Bankers Trust Company, as lenders, and Bankers Trust Company, as Agent for the lenders, and (3) Fixed Rate Loan Agreement, dated as of August 11, 1998, among the Company, Blackacre Bridge Capital, L.L.C., Gotham Partners, L.P., Gotham Partners III, L.P. and Elliott Associates, L.P., as lenders, and Bankers Trust Company, as Agent for the lenders. Copies of the amendments are being filed as Exhibits 1, 2 and 3 hereto.

In connection with the Company's rights offering (the "Rights Offering") as described in the Company's Prospectus, dated April 13, 1999, as supplemented by the Prospectus Supplement, dated April 21, 1999, the Company has entered into a letter agreement with Gotham Partners, L.P., Gotham Partners III, L.P. and Gotham Partners International, Ltd. (collectively, "Gotham") that sets forth the terms of Gotham's agreement to act as a standby purchaser in the Rights Offering. A copy of the letter agreement is being filed as Exhibit 4 hereto.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS
         ---------------------------------

         The following are filed as exhibit hereto:

                Exhibits
                --------

                  99.a) Amendment No. 3, dated as of March 1, 1999, to Amended and Restated Credit Agreement, dated as of November 1, 1997, among the Company, First Union Management, Inc., the lenders party thereto, and National City Bank, as Administrative Agent for the lenders.

                  99.b) Second Amendment of Fixed Rate Loan Agreement, dated as of April 19, 1999, among the Company, BankBoston, N.A., Wellsford Capital and Bankers Trust Company, as lenders, and Bankers Trust Company, as Agent for the lenders.

                  99.c) Second Amendment of Fixed Rate Loan Agreement, dated as of April 19, 1999, among the Company, Ableco Finance LLC, for its own account and an agent for the other lenders, Gotham Partners, L.P., Gotham Partners III, L.P. and Elliott Associates, L.P., as lenders and Bankers Trust Company, as Agent for the lenders.

                  99.d) Letter Agreement, dated April 19, 1999, among the Company, Gotham Partners, L.P., Gotham Partners III, L.P. and Gotham Partners International, Ltd.

                                   SIGNATURES
                                   ----------

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        First Union Real Estate Equity
                                           and Mortgage Investments
                                        ------------------------------
                                                 (Registrant)


Date: April 29, 1999                    By: /S/ Gregory C. Scott
      --------------                       ---------------------
                                                Gregory C. Scott
                                                Controller